SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): July 13, 1995


                             -----------------------


                             VTX ELECTRONICS CORP.
             (Exact name of registrant as specified in its charter)


    Delaware                           1-9263                  13-2816128
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)

               61 Executive Boulevard, Farmingdale, New York 11735 (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (516) 293-9880



Exhibits Index is on page 2.

Total number of pages including exhibits is 3.



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ITEM 5.           OTHER EVENTS

     Reference is made to a news release which is attached herewith as an exhibit.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)   Exhibits:

         (20) News Release of VTX Electronics Corp. dated July 17, 1995.


EXHIBIT INDEX                                                           Page No.

       (20) News Release of VTX Electronics Corp. dated July 17, 1995     3


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            VTX ELECTRONICS CORP.


                                            By /s/ Donald W. Rowley
                                               ----------------------
                                               Donald W. Rowley
                                               President



DATE:  July 17, 1995

                                       -2-

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NEWS RELEASE

For More Information, call:

Nick Hutzel, Secretary                                   For Immediate Release
(516) 293-1610, Ext. 343                                 July 17, 1995



                   VTX ELECTRONICS CORP. RECEIVES NOTICE FROM
                  AMERICAN STOCK EXCHANGE OF CONTINUED LISTING
              ELIGIBILITY REVIEW; MANAGEMENT TO MEET WITH EXCHANGE



          FARMINGDALE, NY, July 17, 1995. VTX Electronics Corp. (AMEX: VTX) received a letter dated July 13, 1995 from the American Stock Exchange that AMEX is reviewing the continued listing eligibility of the Company's common stock on AMEX because the Company no longer meets all of the financial guidelines for continued listing on the Exchange.

          The Company intends to meet with AMEX next month to present information to AMEX in support of continued listing of the Company's common stock on AMEX. No assurances can be given that the Company's common stock will continue to be listed on AMEX.

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